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                                                                  EXHIBIT 10.28


                               FIRST AMENDMENT TO
                     FINANCING AND SHARE PURCHASE AGREEMENT

         This FIRST AMENDMENT TO FINANCING AND SHARE PURCHASE AGREEMENT dated as of December 17, 2001 (this "Amendment") is entered into between LANCE, INC. (the "Company") and BANK OF AMERICA, N.A. ("Bank of America").

                                    RECITALS

                           A. The Company and Bank of America are parties to that certain Financing and Share Purchase Agreement dated as of August 16, 1999 (the "Agreement").

                           B. The parties wish to amend the Agreement as hereinafter set forth in order to permit a reorganization of certain Subsidiaries of the Company.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

                  2. Amendments to Agreement. The Agreement is hereby amended as follows:

                  2.1 Section 6.2(b) of the Agreement is amended by deleting such section in its entirety and replacing it with the following:

                  "any Lien created under the Amended and Restated Credit Agreement, dated as of May 26, 2000, among Lance, Inc., and the other parties named therein, as amended, restated or otherwise modified from time to time (the "Credit Agreement"), provided that such Lien also secures equally and ratably the obligations of the Purchaser under this Agreement;"

                  2.2 Section 6.4 of the Agreement is amended so that the proviso following clause (c) thereof reads in its entirety as follows:

                  "provided that, notwithstanding the foregoing, so long as the HSW Mortgage Loan exists, the Company shall not permit HSW Mortgage Corp. or any direct or indirect parent thereof, other than the Company (each a "Restricted Subsidiary") to merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now


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                  owned or hereafter acquired) to or in favor of any other
                  Person, except that (w) any Restricted Subsidiary may merge or consolidate with or into the Company, provided that the Company shall be the continuing or surviving corporation, (x) any Restricted Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company,
                  (y) any Restricted Subsidiary may merge or consolidate with or into any Wholly-Owned Subsidiary of the Company (whereupon such Restricted Subsidiary shall cease to be a Restricted Subsidiary and such Wholly-Owned Subsidiary shall become a Restricted Subsidiary), and (z) any Restricted Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to any Wholly-Owned Subsidiary of the Company (whereupon such Restricted Subsidiary shall cease to be a Restricted Subsidiary and such Wholly-Owned Subsidiary shall become a Restricted Subsidiary)."

                  2.3 Section 6.14 of the Agreement is amended so that the first sentence thereof reads in its entirety as follows:

                  "So long as the HSW Mortgage Loan exists, the Company shall not, and shall not permit any Subsidiary to, sell or otherwise dispose of any of its interest in any Restricted Subsidiary, except as permitted by Section 6.4."

         3. Representations and Warranties. The Company hereby represents and warrants to Bank of America as follows:

                  (i) Representations and Warranties. The representations and warranties contained in Article IV of the Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                  (ii) Enforceability. The execution and delivery by the Company of this Amendment, and the performance by the Company of this Amendment and the Agreement, as amended hereby, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Amendment and the Agreement, as amended hereby, are valid and legally binding obligations of the Company, enforceable in accordance with their terms.

                  (iii) No Default. No Event of Default or Unmatured Event of Default has occurred and is continuing.


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         4.       Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect; and the Company confirms and reaffirms its obligations under the Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Agreements) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

         5. Effectiveness. This Amendment shall become effective upon the receipt by Bank of America on or before December 17, 2001 of counterparts of this Amendment (whether by facsimile or otherwise) executed by the Company.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Amendment.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts or choice of law principles thereof, but giving effect to the provisions of New York General Obligations Law ss.5-1401.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                    LANCE, INC.


                                    By:   /s/ B. Clyde Preslar
                                       ----------------------------------------
                                    Title: Vice President & Chief
                                           Financial Officer
                                          -------------------------------------


                                    BANK OF AMERICA, N.A.


                                    By:     /s/ William F. Sweeney
                                       ----------------------------------------
                                    Title:    Managing Director
                                          -------------------------------------


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